UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square 2001 Market Street, 28th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On February 10, 2021, upon the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Passage Bio, Inc. (the “Company”), the Board approved and adopted the payment of discretionary cash compensation payments in the amounts of $258,750 to Dr. Bruce Goldsmith, the Company’s Chief Executive Officer and President, $202,950 to Jill M. Quigley, the Company’s Chief Operating Officer, and $191,500 to Dr. Gary Romano, the Company’s Chief Medical Officer, in each case in connection with services rendered in fiscal year ended December 31, 2020 (each, a “Non-Equity Incentive Plan Payment” and, collectively, the “Non-Equity Incentive Plan Payments”). The Non-Equity Incentive Plan Payments were awarded based on the Board’s assessment of the Company’s achievement of certain Company and individual performance objectives for the fiscal 2020 bonus program for the Company’s executive officers.

The Non-Equity Incentive Plan Payments were not included in the Summary Compensation Table included in the Company’s Registration Statement on a Form S-1, filed with the Securities and Exchange Commission on January 19, 2021 (the “Registration Statement”), because the amount of such Non-Equity Incentive Plan Payments was not determined and not calculable as of the time of the filing of the Registration Statement. Dr. Goldsmith’s total compensation for the fiscal year ended December 31, 2020, as reported in the Registration Statement was $16,436,786, and his recalculated total compensation for the fiscal year ended December 31, 2020, including his Non-Equity Incentive Plan Payment, is $16,695,536. Ms. Quigley’s total compensation for the fiscal year ended December 31, 2020, as reported in the Registration Statement was $4,146,880, and her recalculated total compensation for the fiscal year ended December 31, 2020, including her Non-Equity Incentive Plan Payment, is $4,349,830. Dr. Romano’s total compensation for the fiscal year ended December 31, 2020, as reported in the Registration Statement was $1,988,609, and his recalculated total compensation for the fiscal year ended December 31, 2020, including his Non-Equity Incentive Plan Payment, is $2,180,109.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: February 17, 2021	By:	/s/ Richard Morris
Richard Morris
Chief Financial Officer